--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): November 22, 1999.




                     EASTBROKERS INTERNATIONAL INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)




   Delaware                          0-26202                    52-1807562
(State or Other              (Commission File Number)       (I.R.S. Employee
Jurisdiction of                                          Identification Number)
Incorporation)

       6000 Fairview Road, Suite 1410, Charlotte, North Carolina 28210
         (Address of Principal Executive Offices, Including Zip Code)



                                (704) 643-8220
             (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)



--------------------------------------------------------------------------------

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

            (a)  Acquisition  of  The  JB  Sutton  Group,   LLC  (the  "Sutton
            Acquisition")

            Pursuant to an LLC Interest Purchase Agreement (the "Sutton Purchase Agreement"), dated as of November 22, 1999, by and among the Registrant, The JB Sutton Group, LLC ("Sutton"), each of the members and special members of The JB Sutton Group, LLC (the "Sutton Members") and Mr. Peter Cohen, the Registrant acquired 100% of the outstanding membership interests of Sutton from the Sutton Members. In consideration for the Sutton Acquisition, the Registrant issued to the Sutton Members and Mr. Peter Cohen 40,000 shares of Common Stock and delivered notes to the Sutton Members in an aggregate principal amount of $660,000, bearing interest at a rate of 7% per annum. The notes, which shall be held in escrow for a two-year period, mature on March 31, 2000 and are convertible at the Registrant's sole discretion at or prior to their maturity into an aggregate of 660,000 shares of the Registrant's common stock. Such conversion of the notes shall satisfy in full all obligations of the Company thereunder.

            Certain additional information regarding the Sutton Acquisition and the transactions contemplated by the Sutton Purchase Agreement is included in the Sutton Purchase Agreement which is filed as an exhibit hereto. The foregoing summary of the Sutton Purchase Agreement is qualified in its entirety by reference to the complete text thereof, attached hereto as Exhibit 2.1.

ITEM 7.           FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL  INFORMATION AND
EXHIBITS.

            (a)   Financial Statements of Business Acquired

                  The Financial Statements of Businesses Acquired required to be disclosed hereunder shall be filed by amendment to this initial report on Form 8-K not later than 60 days after the date by which this initial report must be filed.

            (b)   Pro Forma Financial Information

                  The Pro Forma Financial Information required to be disclosed hereunder shall be filed by amendment to this initial report on form 8-K not later than 60 days after the date by which this initial report must be filed.

            (c)   Exhibits

                  The following exhibit is included as part of this report:

            2.1 LLC Interest Purchase Agreement, dated as of November 22, 1999, by and among Eastbrokers International Incorporated, The JB Sutton Group, LLC, Mr. Peter Cohen and each of the Members and Special Members of The JB Sutton Group, LLC and Mr. Peter Cohen.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         EASTBROKERS INTERNATIONAL INCORPORATED
                                                      (Registrant)




Date: December 7, 1999
                                         By:/S/ Kevin D. McNeil
                                           -------------------------------------
                                                       (Signature)
                                         Name:  Kevin D. McNeil
                                         Title: Executive Vice President,
                                                Treasurer, Secretary and
                                                Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.                            DESCRIPTION


    2.1 LLC Interest Purchase Agreement, dated as of November 22, 1999, by and among the Registrant, The JB Sutton Group, LLC, each of the members and special members of The JB Sutton Group, LLC and Mr. Peter Cohen